UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2019
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)

Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the ýSecurities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 ýof this chapter).ý
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the ýextended transition period for complying with any new or revised financial accounting standards provided pursuant ýto Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Item 8.01    Other Events
Natural Health Trends Corp.’s (the “Company”) 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held on June 19, 2019, at 9:00 a.m. local time, at The Mira Hong Kong, Mira Place, 118-130 Nathan Road, Tsimshatsui, Kowloon, Hong Kong. The record date for the determination of stockholders entitled to receive notice of and to vote at the 2019 Annual Meeting shall be the close of business on May 17, 2019. Because the date of the 2019 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2018 Annual Meeting of Stockholders, which was held on May 10, 2018, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Deadline for Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act
As noted above, the 2019 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2018 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company’s Corporate Secretary at the Company’s headquarters at Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, Attention Timothy S. Davidson, on or before the close of business on May 10, 2019, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, as well as the Company’s Amended and Restated Bylaws, and may be omitted if not in compliance with applicable requirements.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 2, 2019

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer